UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 30, 2009
NACCO Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9172	34-1505819

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive Cleveland, Ohio		44124-4017

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (440) 449-9600

N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 30, 2009, the Compensation Committee of the Board of Directors of NACCO Industries, Inc., which is referred to as NACCO, established performance criteria for the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan, which is referred to as the LTIP. The performance criteria for base period awards under the LTIP is NACCO’s consolidated return on total capital employed, which is referred to as ROTCE, for the performance period from January 1, 2009 through December 31, 2009. Generally, base period award payouts will not exceed 150% of the target base period award. Final awards will be paid to participants during the period from January 1, 2010 through March 15, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Suzanne S. Taylor
	Name:	Suzanne S. Taylor
	Title:	Assistant General Counsel and Assistant Secretary

Date: March 30, 2009

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